Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,389.42
Total Transaction Valuation	17,302,071.60
Total Offset Amount	0.00
Net Fee	$ 2,389.42